                                                           Exhibit No. EX-99.j.1

               CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  reference to our firm in the  Registration  Statement,  (Form
N-1A), and related Statement of Additional  Information of The Crowley Portfolio
Group,  Inc. and to the  inclusion  of our report dated  December 8, 2004 to the
Shareholders and Board of Directors of The Crowley Portfolio Group, Inc.

                                          /s/TAIT, WELLER & BAKER
                                          --------------------------
                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 28, 2005